Exhibit 99.2


PROSPECTUS SUPPLEMENT
(To Prospectus dated January 29, 2002)               REGISTRATION NO.  333-37980


                           [Market 2000+ HOLDRS Logo]



                        1,000,000,000 Depositary Receipts
                          Market 2000+ HOLDRS(SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 29, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS(SM) Trust.

         The share amounts specified in the table on pages 10 and 11 of the base prospectus shall be replaced with the following:


                                                                                     Share         Primary
                              Name of Company                         Ticker        Amounts    Trading Market
           ------------------------------------------------          --------      ---------  ----------------
           AOL Time Wamer Inc.                                         AOL             6            NYSE
           American International Group, Inc.                          AIG             2            NYSE
           Astrazeneca p.l.c. *                                        AZN             4            NYSE
           AT&T Corp.                                                   T              6            NYSE
           AT&T Wireless Services, Inc.                                AWE          1.9308          NYSE
           AVAYA Inc.                                                   AV           .3333          NYSE
           BellSouth Corporation                                       BLS             5            NYSE
           BP p.l.c. *                                                  BP             3            NYSE
           Bristol-Myers Squibb Company                                BMY             3            NYSE
           BT Group p.l.c.                                             BTY             2            NYSE
           Cisco Systems, Inc.                                         CSCO            3           NASDAQ
           Citigroup Inc.                                               C              3            NYSE
           The Coca-Cola Company                                        KO             3            NYSE
           Dell Computer Corporation                                   DELL            5           NASDAQ
           Deutsche Telekom AG *                                        DT             5            NYSE
           Eli Lilly and Company                                       LLY             2            NYSE
           EMC Corporation                                             EMC             2            NYSE
           Exxon Mobil Corporation                                     XOM             4            NYSE
           France Telecom *                                            FTE             2            NYSE
           General Electric Company                                     GE             3            NYSE
           GlaxoSmithKline p.1.c.                                      GSK             3            NYSE
           Hewlett-Packard Company                                     HWP             4            NYSE
           Home Depot, Inc.                                             HD             4            NYSE
           Intel Corporation                                           INTC            2           NASDAQ
           International Business Machines Corporation                 IBM             2            NYSE
           JDS Uniphase Corporation                                    JDSU            2           NASDAQ
           Johnson & Johnson                                           JNJ             4            NYSE
           LM Ericsson Telephone Company *                            ERICY            9           NASDAQ
           Lucent Technologies Inc.                                     LU             4            NYSE
           McDATA Corporation                                         MCDTA          0.0736        NASDAQ
           MCI Group                                                   MCIT          0.2           NASDAQ
           Merck & Co., Inc.                                           MRK             3            NYSE
           Microsoft Corporation                                       MSFT            3           NASDAQ
           mmO2 p.l.c.                                                 OOM             2            NYSE
           Morgan Stanley Dean Witter & Co.                            MWD             2            NYSE

                                                                                      (continued on following page)



                                                                                     Share         Primary
                              Name of Company                         Ticker        Amounts    Trading Market
           ------------------------------------------------          --------      ---------  ----------------
           Nippon Telegraph and Telephone Corporation *                NTT             3            NYSE
           Nokia Corp. *                                               NOK             4            NYSE
           Nortel Networks Corporation                                  NT             2            NYSE
           Novartis AG *                                               NVS             5            NYSE
           Oracle Corporation                                          ORCL            4           NASDAQ
           Pfizer Inc.                                                 PFE             4            NYSE
           Qwest Communications International Inc.                      Q              4            NYSE
           Royal Dutch Petroleum Company  *                             RD             3            NYSE
           SBC Communications Inc.                                     SBC             4            NYSE
           Sony Corporation *                                          SNE             2            NYSE
           Sun Microsystems, Inc.                                      SUNW            4           NASDAQ
           Syngenta AG                                                 SYT           1.0386         NYSE
           Texas Instruments Incorporated                              TXN             3            NYSE
           Total Fina Elf S.A. *                                       TOT             2            NYSE
           Toyota Motor Corporation *                                   TM             2            NYSE
           Verizon Communications                                       VZ             4            NYSE
           Viacom Inc.-CI B                                           VIA.B            3            NYSE
           Vodafone Airtouch p.l.c. *                                  VOD             5            NYSE
           Wal-Mart Stores Inc.                                        WMT             4            NYSE
           WorldCom, Group                                             WCOM            5           NASDAQ
           Zimmer Holdings, Inc.                                       ZMH            0.3           NYSE


              ------------------------------------------
              * The securities of this non-U.S. company trade in the United States as American depositary receipts.

              The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2002.


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